JONES DAY	HUNTON & WILLIAMS LLP
North Point	Riverfront Plaza, East Tower
901 Lakeside Avenue	951 East Byrd Street
Cleveland, Ohio 44114	Richmond, Virginia 23219
Telephone: (216) 586-3939	Telephone: (804) 788-8200
Facsimile: (216) 579-0212	Facsimile: (804) 788-8218
David G. Heiman (admitted pro hac vice)	Tyler P. Brown (VSB No. 28072)
Carl E. Black (admitted pro hac vice)	J.R. Smith (VSB No. 41913)
Thomas A. Wilson (admitted pro hac vice)	Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)
Attorneys for Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re:	Chapter 11

Alpha Natural Resources, Inc., et al.,	Case No. 15-33896 (KRH)

Debtors.	(Jointly Administered)

DEBTORS' MONTHLY OPERATING REPORT FOR THE
PERIOD FROM JUNE 1, 2016 THROUGH JUNE 30, 2016 (1)

In accordance with Section 1746 of Title 28 of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete.

Authorized Person:

/s/ Andy Eidson	Dated:	July 20, 2016
Andy Eidson
Executive Vice President &
Chief Financial Officer

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 2

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
1	15-33963 (KRH)	AMFIRE Mining Company, LLC	$—	$—
2	15-34032 (KRH)	Maxxum Carbon Resources, LLC	—	—
3	15-33939 (KRH)	Alpha Land and Reserves, LLC	—	947
4	15-33962 (KRH)	Esperanza Coal Co., LLC	—	—
5	15-33932 (KRH)	Dickenson-Russell Coal Company, LLC	—	763
6	15-33935 (KRH)	Dickenson-Russell Land and Reserves, LLC	—	38
7	15-34039 (KRH)	Paramont Coal Company Virginia, LLC	—	8,837
8	15-33960 (KRH)	Enterprise Mining Company, LLC	—	1,057
9	15-33970 (KRH)	Axiom Excavating and Grading Services, LLC	—	—
10	15-33904 (KRH)	Knox Creek Coal Corporation	—	319
11	15-33905 (KRH)	Mill Branch Coal Corporation	—	—
12	15-33908 (KRH)	Pigeon Creek Processing Corporation	—	—
13	15-33907 (KRH)	North Fork Coal Corporation	—	7
14	15-33910 (KRH)	Resource Land Company LLC	—	—
15	15-33903 (KRH)	Harlan Reclamation Services LLC	—	—
16	15-33909 (KRH)	Resource Development LLC	—	—
17	15-33929 (KRH)	Rawl Sales & Processing Co.	—	47
18	15-34015 (KRH)	Martin County Coal Corporation	—	148
19	15-33981 (KRH)	Sidney Coal Company, Inc.	—	1,356
20	15-33951 (KRH)	Road Fork Development Company, Inc.	—	120
21	15-33991 (KRH)	Sycamore Fuels, Inc.	—	4
22	15-33987 (KRH)	Long Fork Coal Company	—	32
23	15-34034 (KRH)	New Ridge Mining Company	—	105
24	15-34047 (KRH)	Pilgrim Mining Company, Inc.	—	17
25	15-34028 (KRH)	Crystal Fuels Company	—	—
26	15-33953 (KRH)	Lauren Land Company	—	249
27	15-34046 (KRH)	Peter Cave Mining Company	—	12
28	15-33975 (KRH)	Freeport Resources Company, LLC	—	—
29	15-34030 (KRH)	Cumberland Coal Resources, LP	—	13,137
30	15-33925 (KRH)	Alpha Coal Resources Company, LLC	—	—
31	15-34042 (KRH)	Pennsylvania Land Holdings Company, LLC	—	59
32	15-34043 (KRH)	Pennsylvania Land Resources Holding Company, LLC	—	—
33	15-34020 (KRH)	Pennsylvania Land Resources, LLC	330,439	232
34	15-33956 (KRH)	Emerald Coal Resources, LP	—	773
35	15-33964 (KRH)	Rostraver Energy Company	—	—
36	15-34044 (KRH)	Pennsylvania Services Corporation	—	19
37	15-33968 (KRH)	Foundation PA Coal Company, LLC	32,990	—
38	15-33973 (KRH)	Freeport Mining, LLC	—	—
39	15-33965 (KRH)	Foundation Mining, LLC	—	31
40	15-33955 (KRH)	Alpha PA Coal Terminal, LLC	—	108

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 3

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
41	15-33936 (KRH)	River Processing Corporation	—	1
42	15-33961 (KRH)	Rockspring Development, Inc.	—	79
43	15-33946 (KRH)	Riverton Coal Production Inc.	—	—
44	15-34049 (KRH)	Pioneer Fuel Corporation	—	2,516
45	15-34040 (KRH)	Paynter Branch Mining, Inc.	—	8
46	15-33924 (KRH)	Kingston Mining, Inc.	—	1,860
47	15-33906 (KRH)	Neweagle Industries, Inc.	—	—
48	15-33986 (KRH)	Barbara Holdings Inc.	—	—
49	15-33967 (KRH)	Rum Creek Coal Sales, Inc.	—	315
50	15-33966 (KRH)	Aracoma Coal Company, Inc.	—	2,875
51	15-33978 (KRH)	Bandmill Coal Corporation	—	765
52	15-33996 (KRH)	Highland Mining Company	—	1,216
53	15-33919 (KRH)	Delbarton Mining Company	—	2,324
54	15-33982 (KRH)	Logan County Mine Services, Inc.	—	56
55	15-33990 (KRH)	Barnabus Land Company	—	6
56	15-34016 (KRH)	Brooks Run Mining Company, LLC	—	1,082
57	15-34033 (KRH)	McDowell-Wyoming Coal Company, LLC	—	—
58	15-33992 (KRH)	Herndon Processing Company, LLC	—	5
59	15-33976 (KRH)	Litwar Processing Company, LLC	—	67
60	15-34013 (KRH)	Kepler Processing Company, LLC	—	601
61	15-33943 (KRH)	Riverside Energy Company, LLC	—	75
62	15-33988 (KRH)	Stirrat Coal Company	—	36
63	15-33920 (KRH)	Premium Energy, LLC	—	222
64	15-34022 (KRH)	Brooks Run South Mining, LLC	—	1,429
65	15-34036 (KRH)	Nicewonder Contracting, Inc.	—	—
66	15-34011 (KRH)	Twin Star Mining, Inc.	—	204
67	15-33895 (KRH)	Buchanan Energy Company, LLC	—	—
68	15-33941 (KRH)	Kingwood Mining Company, LLC	—	38
69	15-34041 (KRH)	Peerless Eagle Coal Co.	—	33
70	15-34005 (KRH)	Jacks Branch Coal Company	—	106
71	15-33933 (KRH)	Republic Energy, Inc.	—	6,037
72	15-34021 (KRH)	White Buck Coal Company	—	21
73	15-33985 (KRH)	Green Valley Coal Company	—	114
74	15-33914 (KRH)	Power Mountain Coal Company	—	211
75	15-34010 (KRH)	Kanawha Energy Company	—	69
76	15-33984 (KRH)	Spartan Mining Company	—	4,313
77	15-33911 (KRH)	Alex Energy, Inc.	—	1,604
78	15-33948 (KRH)	Elk Run Coal Company, Inc.	—	657
79	15-34009 (KRH)	Marfork Coal Company, Inc.	—	5,135

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 4

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
80	15-34045 (KRH)	Performance Coal Company	—	113
81	15-33979 (KRH)	Goals Coal Company	—	38
82	15-34008 (KRH)	Black King Mine Development Co.	—	2,562
83	15-34026 (KRH)	Clear Fork Coal Company	—	3
84	15-34038 (KRH)	Omar Mining Company	—	52
85	15-34002 (KRH)	Independence Coal Company, Inc.	—	846
86	15-34004 (KRH)	Black Castle Mining Company, Inc.	—	3,679
87	15-33969 (KRH)	Laxare, Inc.	—	275
88	15-34012 (KRH)	Boone East Development Co.	—	1,681
89	15-33949 (KRH)	Alpha Wyoming Land Company, LLC	—	64
90	15-34007 (KRH)	Jay Creek Holding, LLC	—	—
91	15-33923 (KRH)	Delta Mine Holding Company	—	—
92	15-34014 (KRH)	Wabash Mine Holding Company	—	68
93	15-33944 (KRH)	Alpha Midwest Holding Company	—	—
94	15-34017 (KRH)	Warrick Holding Company	—	—
95	15-33971 (KRH)	Foundation Royalty Company	—	1
96	15-33926 (KRH)	Alpha Coal Sales Co., LLC	—	14,657
97	15-33901 (KRH)	Appalachia Holding Company	—	704
98	15-33972 (KRH)	Russell Fork Coal Company	—	—
99	15-33896 (KRH)	Alpha Natural Resources, Inc.	72	72
100	15-33921 (KRH)	Alpha Appalachia Services, Inc.	—	—
101	15-33902 (KRH)	Black Mountain Cumberland Resources, Inc.	—	—
102	15-33900 (KRH)	Appalachia Coal Sales Company, Inc.	—	—
103	15-33974 (KRH)	Shannon-Pocahontas Coal Corporation	—	5
104	15-34025 (KRH)	Wyomac Coal Company, Inc.	—	—
105	15-34000 (KRH)	Big Bear Mining Company	—	81
106	15-33999 (KRH)	Hopkins Creek Coal Company	—	—
107	15-33995 (KRH)	T. C. H. Coal Co.	—	—
108	15-34006 (KRH)	Trace Creek Coal Company	—	—
109	15-33912 (KRH)	Dehue Coal Company	—	—
110	15-33947 (KRH)	Alpha Natural Resources, LLC	230,302	947
111	15-33954 (KRH)	AMFIRE, LLC	—	—
112	15-33938 (KRH)	DRIH Corporation	—	—
113	15-33958 (KRH)	AMFIRE Holdings, LLC	—	—
114	15-34023 (KRH)	Williams Mountain Coal Company	—	—
115	15-34001 (KRH)	Thunder Mining Company II, Inc.	—	—
116	15-33917 (KRH)	Alpha Appalachia Holdings, Inc.	—	4
117	15-33952 (KRH)	Alpha Natural Resources Services, LLC	2	83,137
118	15-34029 (KRH)	Maxxim Shared Services, LLC	—	4,822

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 5

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
119	15-33913 (KRH)	Alpha American Coal Company, LLC	—	—
120	15-33915 (KRH)	Alpha American Coal Holding, LLC	—	—
121	15-33950 (KRH)	Alpha Natural Resources International, LLC	—	—
122	15-33937 (KRH)	Alpha India, LLC	—	—
123	15-33898 (KRH)	Alpha European Sales, Inc.	—	—
124	15-33977 (KRH)	Shannon-Pocahontas Mining Company	—	—
125	15-33994 (KRH)	Lynn Branch Coal Company, Inc.	—	5
126	15-33942 (KRH)	Duchess Coal Company	—	2
127	15-34019 (KRH)	West Kentucky Energy Company	—	—
128	15-33989 (KRH)	Greyeagle Coal Company	—	31
129	15-33957 (KRH)	Robinson-Phillips Coal Company	—	—
130	15-33945 (KRH)	Eagle Energy, Inc.	—	25
131	15-33983 (KRH)	Bandytown Coal Company	—	—
132	15-33993 (KRH)	Belfry Coal Corporation	—	4
133	15-34050 (KRH)	Plateau Mining Corporation	—	14
134	15-34024 (KRH)	Castle Gate Holding Company	—	—
135	15-34003 (KRH)	Maple Meadow Mining Company	—	—
136	15-33997 (KRH)	Tennessee Consolidated Coal Company	—	45
137	15-34027 (KRH)	Maxxim Rebuild Co., LLC	—	441
138	15-33928 (KRH)	DFDSTE Corp.	—	3
139	15-34035 (KRH)	New River Energy Corporation	—	81
140	15-34018 (KRH)	Coal Gas Recovery II, LLC	35	176
141	15-33940 (KRH)	Alpha Terminal Company, LLC	—	—
142	15-33959 (KRH)	Alpha Shipping and Chartering, LLC	—	—
143	15-33931 (KRH)	Alpha Coal West, Inc.	—	8,002
144	15-33916 (KRH)	Alpha Sub Eight, LLC	—	—
145	15-33918 (KRH)	Alpha Sub Eleven, Inc.	—	—
146	15-33922 (KRH)	Alpha Sub Nine, LLC	—	—
147	15-33927 (KRH)	Alpha Sub One, LLC	—	—
148	15-33930 (KRH)	Alpha Sub Ten, Inc.	—	—
149	15-33934 (KRH)	Alpha Sub Two, LLC	—	—

	Total Debtors (3)		$593,840	$185,137

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 6

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
1	Alpha Natural Resources, LLC	Bank of America, N.A.	Main Concentration Account	8595	$396,236
2	Alpha Natural Resources, LLC	Branch Banking and Trust Company	Concentration Account	0601	$54
3	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Segregated Concentration Account	8377	$324,940
4	Alpha Natural Resources, LLC	Bank of America, N.A.	ZBA Lockbox Account	8603	$—
5	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	3314	$—
6	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	8967	$—
7	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Payroll Account	7851	$—
8	Bandmill Coal Corporation	Bank of America, N.A.	ZBA Payroll Account	0891	$—
9	Cumberland Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7899	$—
10	Dickenson-Russel Coal Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7912	$—
11	Emerald Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7931	$—
12	Goals Coal Company	Bank of America, N.A.	ZBA Payroll Account	0896	$—
13	Litwar Processing Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7979	$—
14	Power Mountain Coal Company	Bank of America, N.A.	ZBA Payroll Account	0919	$—
15	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Master Disbursement Account	9502	$—
16	Maxxim Rebuild Co., LLC	Branch Banking and Trust Company	Maxxim Operating Account	2706	$316
17	Foundation PA Coal Company, LLC	Bank of America, N.A.	Rice Proceeds Account	7254	$101,698
18	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9311	$—
19	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9316	$—
20	Alpha India, LLC	Bank of America, N.A.	Operating Account	5585	$—
21	New River Energy Corporation	First Community Bank	Operating Account	6945	$52
22	Pennsylvania Land Resources, LLC	Wells Fargo	Operating Account	7130	$79
23	Coal Gas Recovery II, LLC	Wells Fargo	Operating Account	7155	$8
24	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1501T	$3
25	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1560W	$—
26	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1561Q	$—
27	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3914	$7
28	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3949	$9
29	Alpha Appalachia Services, Inc.	United Bank	Petty Cash Account	1965	$4
30	Alpha Coal West, Inc.	First National Bank	Petty Cash Account	1657	$8
31	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Payroll Petty Cash Account	5234	$49
32	Logan County Mine Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3930	$16
33	Brooks Run Mining Company, LLC	JP Morgan Chase	Petty Cash Account	3496	$4
34	Brooks Run Mining Company, LLC	First Community	Petty Cash Account	2576	$10
35	Marfork Coal Company, Inc.	Branch Banking and Trust Company	Petty Cash Account	3957	$13
36	Cumberland Coal Resources, LP	First Federal	Petty Cash Account	3816	$4
37	Lauren Land Company	Branch Banking and Trust Company	Petty Cash Account	3841	$12

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 7

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
38	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3922	$15
39	Kingston Mining, Inc.	Branch Banking and Trust Company	Petty Cash Account	1972	$2
40	Kingwood Mining Company, LLC	ClearMountain Bank	Petty Cash Account	7670	$—
41	Maxxim Shared Services, LLC	Branch Banking and Trust Company	Petty Cash Account	6712	$2
42	Alpha Natural Resources Services, LLC	Global Cash Card	Payroll Petty Cash Account	6652	$127
43	Alpha Natural Resources, LLC	Bank of America, N.A.	Segregated Restricted Cash Account	8084	$200
44	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5456	$83,529
45	Alpha Natural Resources, Inc. (5)	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5432	$15,328
46	Alpha Natural Resources, Inc. (5)	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5459	$123,486
47	Alpha Natural Resources, Inc.	United Bank, Inc.	Other Account (letters of credit collateral)	1542	$5,239
48	Alpha Natural Resources, Inc.	Bank of America, N.A.	Money Market Account (inactive)	0A10	$—
49	Alpha Natural Resources, Inc.	Bank of America, N.A.	Investment Account (inactive)	8906	$—
50	Foundation PA Coal Company, LLC	Barclays	Corporate Equity Securities (Rice Shares)	N/A	$—
51	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0388	$—
52	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0379	$—
53	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0387	$—
54	Alpha Appalachia Holdings Company	Bank of America, N.A.	Rabbi Trust	0378	$—
55	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - BAML	2600	$131,403
56	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Morgan Stanley	2602	$75,400
57	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Deutsche	2605	$75,801
58	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - PNC	2606	$95,443
59	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Sterling	2607	$75,765

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 8

PAYMENTS TO INSIDERS (6)
(amounts in thousands)

Name	Title / Capacity	Type of Payment	Amount Paid in Current Period	Total Paid to Date Postpetition
E. Linn Draper, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	$—	$196
William J. Crowley, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	—	173
Deborah M. Fretz	Director	Quarterly Director Fees & Expense Reimbursement	1	202
L. Patrick Hassey	Director	Quarterly Director Fees & Expense Reimbursement	1	201
P. Michael Giftos	Director	Quarterly Director Fees & Expense Reimbursement	—	198
Joel Richards, III	Director	Quarterly Director Fees & Expense Reimbursement	—	233
Various Employees	Various	Wages & Other Payroll Earnings, Allowances and Considerations	481	9,504
Various Employees	Various	Expense Reimbursements	28	170

Total Payments To Insiders			$511	$10,877

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 9

PAYMENTS TO PROFESSIONALS
(amounts in thousands)

Name	Role / Capacity	Amount Paid in Current Period	Total Paid to Date Postpetition	Total Accrued & Unpaid (7)
Jones Day	Debtors' Counsel	$1,765	$10,152	$6,379
Hunton & Williams LLP	Debtors' Local Counsel	187	1,069	715
Jackson Kelly PLLC	Debtors' Special Counsel	271	1,738	2,326
Quinn Emanuel Urquhart & Sullivan, LLP	Debtors' Special Counsel	—	87	—
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Special Counsel	271	1,557	221
Rothschild Inc.	Debtors' Investment Banker	206	3,586	551
Alvarez & Marsal North America, LLC	Debtors' Financial Advisor	332	5,329	1,082
McKinsey Recovery & Transformation Services, US, LLC	Debtors' Turnaround Advisor	1,396	15,091	3,181
Kurtzman Carson Consultants, LLC	Debtors' Notice, Claims, and Solicitation Agent	164	2,414	1,386
Davis Polk & Wardwell LLP	First Lien Lender Counsel	—	8,844	2,575
McGuire Woods LLP	First Lien Lender Local Counsel	—	1,000	600
Stroock & Stroock & Lavan LLP	First Lien Lender Special Counsel	63	434	186
Ducera Partners LLC	First Lien Lender Investment Bankers	182	1,827	180
John T. Boyd	First Lien Coal Consultant	—	97	—
Kirkland & Ellis LLP	Second Lien Lender Counsel	25	1,371	140
Kutak Rock LLP	Second Lien Lender Local Counsel	26	237	45
Houlihan Lokey, Inc.	Second Lien Lender Investment Bankers	150	1,734	300
Milbank Tweed Hadley & McCloy LLP	UCC's Counsel	3,352	8,140	3,513
Sands Anderson PC	UCC's Local Counsel	366	904	290
Jefferies Group LLC	UCC's Investment Banker	145	1,083	368
Protiviti Inc.	UCC's Financial Advisor	2,190	3,944	806
Blackacre LLC	UCC's Coal Consultant	96	257	115
Prime Clerk, LLC	UCC's Information Agent	—	31	—
KPMG LLP	Debtors' Auditor	276	1,429	43
Deloitte Tax LLP	Debtors’ Tax Advisor	223	1,123	1,144
Ernst & Young LLP	Debtors’ Accounting/Tax/Valuation Advisor	954	1,108	821
Office of the United States' Trustee	Trustee	—	1,900	646
Innovative Compensation and Benefits Concepts	UCC's Compensation Consultant	—	5	—
Harman Clator & Wellman	REC's Special Counsel	—	275	151
Zolfo Cooper LLC	REC's Financial Advisor	184	596	341
Tavenner and Beran PLC	REC's Counsel	—	262	199

Total Payments To Professionals (8)		$12,824	$77,624	$28,304

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 10

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS (9)
(amounts in thousands)

Principal	Beginning Balance	Advances	Repayments	Ending Balance (10)
DIP Term Loan	$300,000	$—	$—	$300,000
1st Lien Revolver	445,000	—	—	445,000
1st Lien Term Loan	610,938	—	—	610,938
Letter of Credit Borrowing	3,624	—	—	3,624
Aircraft Adequate Protection (11)	4,924	—	(57)	4,867
Equipment Adequate Protection (11)	2,701	—	(137)	2,564

Total	$1,367,187	$—	$(194)	$1,366,993

Accrued Interest/Fees	Beginning Balance	Interest and Fees Incurred	Payments	Ending Balance
DIP Term Loan	$5,834	$2,528	$—	$8,362
1st Lien Revolver	5,946	2,903	(6,850)	1,999
1st Lien Term Loan	3,623	1,782	(5,405)	—
Letter of Credit Borrowing	40	19	—	59
Equipment Adequate Protection (11)	—	11	(11)	—

Total	$15,443	$7,243	$(12,266)	$10,420

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 11

DEBTOR QUESTIONNAIRE
(amounts in thousands)

	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?	X (12)
Have any funds been disbursed from any account other than a debtor in possession account?		X
Are any postpetition receivables (accounts, notes, or loans) due from related parties?		X
Have any payments been made on pre-petition liabilities this reporting period?	X (13)
Have any postpetition loans been received by the Debtor from any party?		X
Are any postpetition payroll taxes past due?		X
Are any postpetition State or Federal income taxes past due?		X
Are any postpetition real estate taxes past due?	X (14)
Are any other postpetition taxes past due?		X
Are any amounts owed to postpetition creditors delinquent?	X (15)
Have any pre-petition taxes been paid during this reporting period?	X (13) (16)
Are any wage payments past due?		X
Are workers compensation, general liability or other necessary insurance coverages in effect?	X (17)
Are all premium payments paid current?	X (17)

Please itemize policies below	X (17)

Insurance Installment Payments
Type of Policy	Carrier	Period Covered	Payment Amount & Frequency (18)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 12

Appendix A

(Remainder of Page Intentionally Blank)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 13

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (19)
(amounts in thousands)
June 30, 2016 (20)
Assets
Current assets
Cash and cash equivalents	$1,274,629
Trade accounts receivable, net	99,863
Inventories, net	139,748
Short-term restricted cash	2,610
Prepaid expenses and other current assets	74,942
Total current assets	1,591,792

Property, plant and equipment, net	2,456,641
Other acquired intangibles, net	16,712
Long-term restricted cash	227,582
Other non-current assets	84,098
Total assets	$4,376,825

Liabilities and Stockholders' Equity (Deficit)

Liabilities not subject to compromise
Current liabilities
Current portion of long-term debt	$1,341,994
Trade accounts payable	131,362
Accrued expenses and other current liabilities	424,626
Total current liabilities	1,897,982

Long-term debt	1,853
Pension and postretirement medical benefit obligations	188,236
Asset retirement obligations	520,079
Other non-current liabilities	373,301
Total liabilities not subject to compromise	2,981,451
Liabilities subject to compromise	4,604,775
Total liabilities	7,586,226

Stockholders' Equity (Deficit)
Preferred stock - par value $0.01	—
Common stock - par value $0.01	2,351
Additional paid-in capital	8,218,652
Accumulated other comprehensive loss	(274,096)
Treasury stock, at cost	(273,620)
Accumulated deficit	(10,882,688)
Total stockholders' equity (deficit)	(3,209,401)
Total liabilities and stockholders' equity (deficit)	$4,376,825

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 14

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE MONTH AND SIX MONTHS ENDED JUNE 30, 2016 (19)
(amounts in thousands)
	MTD	YTD (20)
Revenues
Coal revenues	$146,466	$899,119
Freight and handling revenues	19,287	121,099
Other revenues	4,269	21,197
Total revenues	170,022	1,041,415

Costs and expenses
Cost of coal sales (exclusive of items shown separately below)	146,943	957,169
Freight and handling costs	19,287	121,099
Other expenses	2,092	11,397
Depreciation, depletion and amortization	25,033	134,189
Amortization of acquired intangibles, net	(637)	(2,723)
Selling, general and administrative expenses (exclusive of depreciation, depletion and amortization shown separately above)	11,927	50,126
Asset impairment and restructuring	44,314	62,169
Total costs and expenses	248,959	1,333,426

Loss from operations	(78,937)	(292,011)

Other income (expense)
Interest expense	(11,489)	(71,005)
Interest income	168	1,191
Gain on sale of marketable equity investments	15,005	18,535
Miscellaneous income, net	25	554
Total other income, net	3,709	(50,725)

Loss before reorganization items and income taxes	(75,228)	(342,736)

Reorganization items, net	(51,371)	(89,965)

Loss before income taxes	(126,599)	(432,701)

Income tax expense	(3,211)	(3,226)

Net loss	$(129,810)	$(435,927)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 15

SUMMARIZED AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE MONTH AND SIX MONTHS ENDED JUNE 30, 2016 (19)
(amounts in thousands)
	MTD	YTD (20)

Net cash provided by (used in) operating activities	$50,532	$(15,786)

Investing activities:
Capital expenditures	(5,579)	(65,511)
Purchases of investments	—	(238,660)
Sales of investments	208,658	673,300
Deposit of restricted cash	(35,400)	(175,079)
Receipts from deposit of restricted cash	10,000	94,991
Proceeds from sale of property, plant and equipment	331,925	343,681
Other, net	18	596
Net cash provided by investing activities	509,622	633,318

Financing activities:
Proceeds from borrowings on long-term debt	—	3,624
Principal repayments of capital lease obligations	(465)	(4,030)
Debt issuance and modification costs	—	(278)
Other, net	(57)	(343)
Net cash used in financing activities	(522)	(1,027)

Net increase in cash and cash equivalents	559,632	616,505
Cash and cash equivalents at beginning of period	714,997	658,124
Cash and cash equivalents at end of period	$1,274,629	$1,274,629

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 16

ACCOUNTS RECEIVABLE AGING (19)
(amounts in thousands)

Accounts Receivable	Amount
0-30 Days	$93,842
31-60 Days	94
61-90 Days	60
91+ Days	10,950
Other Non-Trade & Misc. Receivables	3,964
Accounts Receivable (Gross)	$108,910
Reserve for Bad Debt	(9,047)
Amount Considered Uncollectible	—
Accounts Receivable (Net) (21)	$99,863

AGING OF POSTPETITION TAXES & PAYABLES (19)
(amounts in thousands)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$6,667	$—	$—	$—	$6,667
State and Local	82,892	—	605	180	83,677
Other	—	—	—	—	—
Total Taxes Payable (22)	$89,559	$—	$605	$180	$90,344

Accounts Payable (23)	$63,968	$361	$321	$4,355	$69,005

Total	$153,527	$361	$926	$4,535	$159,349

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 17

STATUS OF POSTPETITION TAXES (18)
(amounts in thousands)

Federal	Beginning Tax (21)	Amount Withheld and/or Accrued	Amount (Paid) Received	Ending Tax
Withholding	$1	$4,224	$(4,225)	$—
FICA-Employee	781	2,377	(2,279)	$879
FICA-Employer	742	2,371	(2,284)	$829
Unemployment	8	7	—	$15
Excise	1,328	3,028	(2,459)	$1,897
Income	—	—	—	$—
Other (Office of Surface Mining)	1,858	1,189	—	$3,047
Total Federal Taxes	$4,718	$13,196	$(11,247)	$6,667

State and Local
Withholding	$1,002	$1,411	$(1,977)	$436
Sales / Use	29	278	(216)	$91
Mineral Severance	6,556	6,084	(4,337)	$8,303
Unemployment	155	18	—	$173
Real Property	30,694	1,203	(3,374)	$28,523
Personal Property	10,313	2,044	(88)	$12,269
Income/Franchise	178	16,669	(32)	$16,815
Explosive Tax	29	15	—	$44
Other Tax Payable	(1)	1	—	$—
Sales Tax Collected	4	(4)	—	$—
Other (Production Taxes)	15,438	2,444	(859)	$17,023
Total State and Local	$64,397	$30,163	$(10,883)	$83,677

Total Taxes (21)	$69,115	$43,359	$(22,130)	$90,344

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 18

NOTES

(1)
On August 3, 2015 (the "Petition Date"), Alpha Natural Resources, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors") commenced their chapter 11 cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the "Bankruptcy Court").

This Monthly Operating Report and the condensed consolidated financial statements included herein have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the lenders under the Debtors' postpetition financing facility, as amended (the "DIP Facility"), and are in a format that the Debtors believe is acceptable to the Office of the United States Trustee for Region Four (the "U.S. Trustee"). The Monthly Operating Report is limited in scope and covers a limited time period. The schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors generally produce their financial reporting on a consolidated basis, it is possible that not all assets, liabilities, cash receipts and disbursements have been recorded at the correct legal entity of either the Debtors or non-Debtor affiliates.

In addition, the assets, liabilities and results of operations of several non‑Debtor affiliates of the Debtors (Alpha Coal India Private Limited, Alpha Coal Sales International Limited, ANR Second Receivables Funding, LLC and Gray Hawk Insurance Company) are included in the Debtors' condensed consolidated financial statements. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited and subject to further review and potential adjustments, and may not have been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, tax provision, asset impairment testing and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, this Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP, and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations.

Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise may include estimated or liquidated amounts for certain obligations arising prior to the Petition Date, including, among others, (a) debt-related obligations, (b) employee or retiree benefit-related obligations, (c) contractual obligations and (d) litigation and other contingent claims. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis is completed and decisions made.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

(2)
The Debtors are authorized to continue using their centralized cash management system pursuant to the Final Order, Pursuant to Sections 345, 363(c)(1), 503(b)(1) and 553 of the Bankruptcy Code and Bankruptcy Rules 6003(b) and 6004(h): (A) Approving the Continued Use of the Debtors' Cash Management System, Bank Accounts and Business Forms; (B) Granting a Waiver of the Requirements of Section 345(b) and Certain of the U.S. Trustee's Operating Guidelines; (C) Permitting Continued Intercompany Transactions; (D) Preserving and Permitting the Exercise of Intercompany Setoff Rights; and (E) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts (Docket No. 683) (the "Cash Management Order"). Disbursement

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 19

activity is reported on behalf of the Debtor entity that incurred the corresponding obligation.

(3)
Represents receipts and disbursements (excluding certain intercompany cash management activity by and among accounts of the Debtors and their non-Debtor affiliates) on a book basis for the period from June 1, 2016 through June 30, 2016. Receipts and disbursements exclude the Debtors' investing activities (e.g., purchases and sales of securities and investment income).

(4)
Represents ending bank balance as of June 30, 2016. As part of the Debtors' monthly close process, all bank accounts, which the Debtors are authorized to maintain pursuant to the Cash Management Order, are reconciled to the applicable bank statements. The bank accounts include cash accounts, managed security accounts, restricted cash and securities accounts, which are reflected on the balance sheet as cash and cash equivalents, short-term investments, long-term investments, and long-term restricted cash.

(5)	Ending balance includes amounts held in an overnight sweep account.

(6)
The Debtors have included net employee compensation and expense reimbursement amounts for this schedule.  For purposes of this Monthly Operating Report, the Debtors have defined "insiders" as: (a) Kevin S. Crutchfield; (b) Gary W. Banbury; (c) Philip J. Cavatoni; (d) Andy Eidson (e) V. Keith Hainer; (f) Alan W. Jones Jr.; (g) Mark M. Manno; (h) Brian D. Sullivan; (i) Richard H. Verheij; (j) Bruce A. Hartshorn; (k) the members of each of the boards of directors or boards of managers of the Debtors and their non-Debtor affiliates, as applicable; (l) any individuals holding the title of (i) president or (ii) general manager of any of the Debtors or their non-Debtor affiliates; and (m) all relatives of the foregoing parties who have been disclosed pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Section 16 Relatives"). The Debtors do not maintain records of family relationships other than with respect to the Section 16 Relatives. Mr. Sullivan, Mr. Verheij, and Mr. Cavatoni left the Debtors' employment as of August 28, 2015, December 21, 2015, and March 23, 2016, respectively. Any payments Mr. Sullivan, Mr. Verheij, or Mr. Cavatoni received following their departure have been excluded from this schedule. Mr. Eidson was promoted to the role of Chief Financial Officer of the Debtors as of March 23, 2016. Any payments Mr. Eidson received following this date have been included in this schedule.

The parties identified as "insiders" have been included for informational purposes only. The inclusion of a party as an "insider" herein is not an acknowledgment or concession that such party is an insider under applicable bankruptcy law.

(7)
Amounts include estimated incurred and uninvoiced amounts, which are based on assumptions and available information believed to be reasonable at the time. Actual results however could differ from these estimates.

(8)	Includes fees related to the DIP Facility.

(9)	Amounts disclosed exclude interest and fees incurred and any payments related to the termination of the accounts receivable securitization facility.

(10)	Disclosed amounts represent principal and do not include any related debt discounts.

(11)
On November 19, 2015, the Bankruptcy Court entered the Order Providing Adequate Protection to Citizens Asset Finance, Inc. (Docket No. 969) pursuant to which the Debtors are required to make monthly payments in the amount of $57,209.06, among other things, as adequate protection of the interests of Citizens Asset Finance, Inc. in certain collateral, including an aircraft.

On February 17, 2016, the Bankruptcy Court entered the Order Providing Adequate Protection to PNC Equipment Finance, LLC (Docket No. 1545) pursuant to which the Debtors are required, among other things, to make monthly payments in the amount of $147,842.32 as adequate protection of the interests of PNC Equipment Finance, LLC in certain collateral.

(12)	During the period from June 1, 2016 to June 30, 2016, Debtor Pennsylvania Land Resources, LLC sold oil and gas

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 20

assets pursuant to the Order Authorizing: (I) The Sale of the Debtors’ Oil and Gas Assets in Pennsylvania, Free and Clear of Liens, Claims and Encumbrances, Pursuant to the Term of Asset Purchase Agreement and Sections 105 and 363 of the Bankruptcy Code; and (II) The Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, Pursuant to Section 365 of the Bankruptcy Code (Docket No. 2550). In consideration for the sale, the Debtors received $340,438,831.40 in cash.

Also during the period from June 1, 2016 to June 30, 2016, Debtor Maxxim Rebuild Co., LLC sold certain assets consisting of certain equipment/parts and real property with improvements pursuant to the Order Establishing Procedures for the Sale, Transfer or Abandonment of Miscellaneous and De Minimis Assets and Granting Certain Related Relief (Docket No. 466). In consideration for the sale, the Debtors received $1,378,093.08 in cash.

In addition, during the period from June 1, 2016 to June 30, 2016, Debtor Lauren Land Company sold land pursuant to the Order Establishing Procedures for the Sale, Transfer or Abandonment of Miscellaneous and De Minimis Assets and Granting Certain Related Relief (Docket No. 466). In consideration for the sale, the Debtors received approximately $3,000 in cash.

(13)
Certain payments have been made on prepetition obligations, including certain (a) employee‑related obligations; (b) customer obligations; (c) sales & use, franchise, and other taxes and fees; and (d) obligations to trade creditors, in accordance with certain "first‑day" relief granted by the Bankruptcy Court.

(14)	Due to administrative issues, certain payments have been temporarily delayed.

(15)	Due to administrative issues and the process of reconciling claims, certain payments may periodically be delayed.

(16)
Pursuant to the Final Order, Pursuant to Sections 105(a),363(b),507(a) and 541 of the Bankruptcy Code, Authorizing the Debtors and Debtors in Possession to Pay Certain Prepetition Taxes (Docket No. 354), the Debtors are authorized to make payments on certain prepetition taxes.

(17)
Pursuant to the Final Order Authorizing the Debtors to: (A) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements; and (B) Honor all Obligations in Respect Thereof (Docket No. 353), the Debtors are authorized to maintain their insurance programs and pay related obligations without interruption and in accordance with the same practices and procedures as were in effect prior to the Petition Date. The Debtors' insurance policies are identified in Exhibit C to the Motion of Debtors for Interim and Final Orders Authorizing the Debtors to (I) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements and (II) Honor All Obligations in Respect Thereof (Docket No. 15) (the "Insurance Motion").

(18)	Further information regarding the Debtors' insurance programs is provided in the Insurance Motion.

(19)	Represents consolidated balances of both Debtor and non-Debtor entities.

(20)	Amounts include prior period adjustments.

(21)	Represents accounts receivable (net) inclusive of accruals for bad debt, amounts considered uncollectible and other receivables. Represents ending balance as of June 30, 2016.

(22)	Disclosed amounts exclude foreign taxes.

(23)	Reflects postpetition trade-related payables (excluding payables related to goods and services received, but not yet invoiced, and other miscellaneous accruals during the reporting period).

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 21